SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


                 Date of Report:    October 11, 1995
                  (Date of earliest event reported)




                     THE MANITOWOC COMPANY, INC.
        (Exact name of registrant as specified in its charter)




    Wisconsin            1-11978          39-0448110
-----------------    --------------    -----------------
 (State or other       (Commission       (IRS Employer
 jurisdiction of      File Number)      Identification
 incorporation)                             Number)




700 East Magnolia Avenue, Suite B, Manitowoc, WI       54220
---------------------------------------------------------------
(Address of principal executive offices)  (Zip Code)



Registrant's telephone number, including area code (414-684-4410)

  (Former name or former address, if changed since last report)



Item 5.   Other Events
----------------------------------------------------------------------

On October 11, 1995, The Manitowoc Company, Inc. (the ``Company'') issued a press release announcing that as a result of an inability of the Company and Trivest, Inc. to agree on certain terms of a definitive purchase agreement, the letter of intent for the purchase by the Company of The Shannon Group, Inc., a manufacturer of commercial refrigerators, freezers and related products, terminated by its terms. Under the letter of intent, the transaction was subject to several conditions, including the negotiation of a definitive purchase agreement by October 10, 1995.

The press release is incorporated herein by reference to Exhibit 20 of this Report, to which the reader is referred for more information.




Item 7.    Financial Statements and Exhibits
-----------------------------------------------------

          (c)  Exhibits:

               See the Exhibit Index following the Signature page of this Report, which is incorporated herein by reference.



                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DATE:     October 11, 1995    THE MANITOWOC COMPANY, INC.
                                  (Registrant)


                                /s/  Robert R. Friedl
                              ----------------------------------------
                                Robert R. Friedl
                                Vice President and Chief Financial Officer








                     THE MANITOWOC COMPANY, INC.

                            EXHIBIT INDEX

                                  TO

                       FORM 8-K CURRENT REPORT

                  Date of Report:  October 11, 1995


 Exhibit                                                        Filed
   No.              Description                                Herewith
----------        ----------------                          -------------


     20          Press Release dated October 11,                   X
                 1995 regarding termination of
                 letter of intent to acquire
                 The Shannon Group, Inc.